[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) INTERMEDIATE
INCOME TRUST

ANNUAL REPORT o OCTOBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 10
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 20
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 30

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MFS(R) PRIVACY POLICY
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At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended October 31, 2001, the trust provided a total return of 16.93% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 14.55%. This return compares to returns of 14.77% and 10.38%, respectively, for the trust's benchmarks, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), and the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index). The Salomon Index is an unmanaged index, which includes bonds issued by the U.S. government or by government agencies with a maturity range greater than or equal to one year and less than 10 years. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year.

The defining characteristic of the 12-month period was the gradual deceleration of the U.S. economy. The Federal Reserve Board (the Fed) became more aggressive in trying to support economic growth in 2001, by cutting short-term interest rates from 6.5% at the beginning of the year to 2.5% at the end of the period. Although businesses, particularly on the manufacturing side, were beginning to stabilize over the summer, we believe the events of September 11 will serve to further weaken consumer confidence and prolong an economic slowdown.

During the period, these sharp declines in short-term interest rates caused the yield curve -- a representation of the difference between short- and long-term rates -- to steepen. To take advantage of this environment earlier in the year, we diversified the portfolio by exposing it to more bonds with maturities in the one- to three-year range. We think negative economic factors will force the Fed to keep interest rates lower for a period of time and, therefore, the entire U.S. curve, in our opinion, is expected to go lower than present levels, with longer maturities benefiting the most. In our opinion, this means intermediate-maturity Treasuries (three- to seven-year securities) are poised to outperform. We have positioned the portfolio accordingly by reducing our short-term exposure in favor of intermediate-term bonds, the hallmark of the trust.

In this environment, we feel the market has had a bias toward high-quality bonds, so overall we increased our government holdings, U.S. Treasuries in particular. In our opinion, this sector could perform well, given the economic environment, low inflation, and aggressive Fed easing. We do not anticipate increasing mortgaged-backed securities since we see them as less attractive, given expected increases in refinancings and their more defensive nature.

Abroad, we have also seen signs of economic deceleration with a sharp decline in Asian regions and moderating of growth in Europe. This could be positive for bonds in those countries. Although we have increased our international exposure because of good opportunities and in order to diversify the portfolio, we invest overseas only if we feel these holdings could outperform domestic bonds. We have invested mainly in bonds offered by the dollar-block countries, including the United States, Australia, New Zealand, and Canada. Due to their more stable economies, these holdings contributed positively to performance in 2001. In addition, we have also invested a small portion of the portfolio in Europe, particularly Germany, since we felt there are opportunities for strong performance. We continued to stay away from investing in Japan because, with its continued recession and deflation, we believed it offered low yields and would not have provided sufficient income opportunity.

Our modest emerging markets debt holdings have delivered strong returns and good diversification. We have focused on countries with stable or improving fundamentals and limited financing needs. Importantly, by avoiding exposure in Argentina (and Brazil) during the recent deterioration in Argentine creditworthiness, we have steered clear of the only blemish on the asset class' overall impressive performance this year. Our positions in Russia, Bulgaria, Korea bank sub-debt, Peru and Panama have delivered substantially positive returns. While the asset class has demonstrated a healthy and encouraging decoupling from negative events in Argentina, we have maintained a cautious approach to country selection in our emerging market debt allocations in MIN.

We believe the economic recovery will take longer than initially anticipated and, given this, that inflation will remain low. An economic recovery would suggest a change in our interest-rate outlook, and we could expect to make portfolio changes accordingly.

    Respectfully,

/s/ Stephen C. Bryant                  /s/ Steven E. Nothern

    Portfolio Manager                      Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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   PORTFOLIO MANAGERS' PROFILES
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   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITY PRODUCTS, AND CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

   STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE INVESTMENT PRODUCTS, AND CLOSED-END FUNDS. STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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In accordance with Section 23(c) of the Investment Company Act of 1940, the
trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To preserve capital and provide high current income.

NEW YORK STOCK EXCHANGE SYMBOL: MIN

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   PERFORMANCE SUMMARY
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   (For the year ended October 31, 2001)

   NET ASSET VALUE PER SHARE
   October 31, 2000                                                 $7.06
   October 31, 2001                                                 $7.54

   NEW YORK STOCK EXCHANGE PRICE
   October 29, 2000                                                 $6.375
   October 2, 2001 (high)*                                          $7.00
   November 21, 2000 (low)*                                         $6.3125
   October 31, 2001                                                 $6.95

   *For the period November 1, 2000, through October 31, 2001

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RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2001, our records indicate that there are 10,108 registered shareholders and approximately 61,700 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Intermediate Income Trust, which was held on October 31, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                                     NUMBER OF SHARES
                                                      ------------------------
NOMINEE                                                 FOR           WITHHOLD
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Jeffrey L. Shames                           189,086,297.426      1,342,563.658
John W. Ballen                              189,112,945.426      1,315,915.658
Lawrence H. Cohn                            189,019,517.339      1,409,343.745
J. David Gibbons, KBE                       188,943,799.362      1,485,061.722
William R. Gutow                            189,093,452.861      1,335,408.223
J. Atwood Ives                              189,077,938.078      1,350,923.006
Abby M. O'Neill                             188,961,344.534      1,467,516.550
Lawrence T. Perera                          189,081,494.762      1,347,366.322
William J. Poorvu                           189,051,921.078      1,376,940.006
Arnold D. Scott                             189,117,969.397      1,310,891.687
Dale Sherratt                               189,127,360.397      1,301,500.687
Elaine R. Smith                             189,058,078.535      1,370,782.549
Ward Smith                                  188,993,933.907      1,434,927.177

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   130,281,667.580
Against                                 3,735,123.736
Abstain                                 2,104,644.768
Broker non-votes                       54,307,425.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   130,324,516.449
Against                                 3,544,603.077
Abstain                                 2,252,316.558
Broker non-votes                       54,307,425.000

ITEM 4. The change of the Fund's investment policy relating to investments in U.S. and foreign government securities from fundamental to non-fundamental.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   129,435,693.119
Against                                 4,153,921.674
Abstain                                 2,531,821.291
Broker non-votes                       54,307,425.000

ITEM 5. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   186,339,155.102
Against                                 1,888,305.241
Abstain                                 2,201,400.741

ITEM 6. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2002.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   188,393,523.151
Against                                   600,228.758
Abstain                                 1,435,109.175

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Bonds - 98.2%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 87.2%
  Banks and Credit Companies
    Societe Generale Capital Trust I, 7.875s, 2049                 EUR      375           $      367,716
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.3%
    DLJ Commercial Mortgage Corp., 0s, 2005 (interest only)          $   95,100           $    2,587,937
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Pemex Project Funding Master Trust, 8.5s, 2008                   $    1,400           $    1,456,000
--------------------------------------------------------------------------------------------------------
  Small Business Administration - 3.3%
    SBA, 7.64s, 2010                                                 $    9,903           $   11,211,934
    SBA, 6.34s, 2021                                                      4,350                4,545,883
    SBA, 6.35s, 2021                                                      6,838                7,150,023
    SBA, 6.44s, 2021                                                      4,000                4,199,135
    SBA, 6.625s, 2021                                                     4,500                4,765,795
                                                                                          --------------
                                                                                          $   31,872,770
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 40.1%
    AID, 6.625s, 2003 - 2004                                         $   29,600           $   31,708,460
    FHLM, 4.5s, 2004                                                      2,500                2,587,900
    FHLM, 5s, 2004                                                       16,000               16,769,920
    FHLM, 6.625s, 2009                                                    6,000                6,752,820
    FNMA, 4.75s, 2004                                                     4,000                4,165,000
    FNMA, 5.125s, 2004                                                    5,000                5,244,550
    FNMA, 6.956s, 2007                                                    5,469                6,039,138
    FNMA, 6s, 2008                                                       10,000               10,876,600
    FNMA, 5.75s, 2010                                                     3,650                3,534,445
    FNMA, 6.5s, 2016 - 2031 TBA                                          47,276               48,818,825
    FNMA, 7s, 2031 TBA                                                   72,500               75,631,275
    GNMA, 6.5s, 2028 TBA                                                 44,489               46,024,424
    GNMA, 7s, 2025 TBA                                                   22,175               23,175,225
    GNMA, 7s, 2023 - 2024                                                24,346               25,604,672
    GNMA, 7.5s, 2022 - 2023                                               2,288                2,422,727
    GNMA, 7.5s, 2027 TBA                                                 28,633               30,111,392
    GNMA, 8s, 2030 TBA                                                   17,391               18,399,364
    GNMA, 8.5s, 2008 TBA                                                  1,090                1,169,341
    GNMA, 8.5s, 2009                                                      5,954                6,300,457
    GNMA, 9.25s, 2001                                                       842                  843,548
    HUD, 5.53s, 2008                                                     11,000               11,515,625
    HUD, 7.198s, 2009                                                     6,000                6,788,400
                                                                                          --------------
                                                                                          $  384,484,108
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 43.4%
    U.S. Treasury Bonds, 11.875s, 2003                               $   43,000           $   50,934,790
    U.S. Treasury Bonds, 12.375s, 2004                                   34,500               42,488,820
    U.S. Treasury Bonds, 10.375s, 2009                                   26,050               31,361,855
    U.S. Treasury Bonds, 13.875s, 2011                                   25,500               36,465,000
    U.S. Treasury Bonds, 10.375s, 2012                                   55,600               74,486,764
    U.S. Treasury Bonds, 12s, 2013                                       52,500               76,855,275
    U.S. Treasury Bonds, 6.125s, 2029                                       606                  700,027
    U.S. Treasury Notes, 3.5s, 2011                                      16,318               16,965,246
    U.S. Treasury Notes, 5s, 2011                                        80,850               85,523,937
                                                                                          --------------
                                                                                          $  415,781,714
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $  836,550,245
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 11.0%
  Bulgaria - 0.4%
    National Republic of Bulgaria, 4.563s, 2011                      $      203           $      159,062
    National Republic of Bulgaria, 4.563s, 2012                             486                  393,660
    National Republic of Bulgaria, 4.563s, 2024                           3,898                3,069,675
                                                                                          --------------
                                                                                          $    3,622,397
--------------------------------------------------------------------------------------------------------
  Canada - 4.1%
    Government of Canada, 5.75s, 2006                              CAD   12,826           $    8,657,853
    Government of Canada, 5.25s, 2008                                $   20,942               21,859,616
    Government of Canada, 5.5s, 2009                               CAD   13,820                9,128,535
                                                                                          --------------
                                                                                          $   39,646,004
--------------------------------------------------------------------------------------------------------
  Dominica - 0.3%
    Republic of Dominican, 9.5s, 2006##                              $    2,363           $    2,330,509
--------------------------------------------------------------------------------------------------------
  Germany - 3.3%
    Federal Republic of Germany, 4.5s, 2009                        EUR   10,445           $    9,499,418
    Federal Republic of Germany, 4.75s, 2008                             24,160               22,378,730
                                                                                          --------------
                                                                                          $   31,878,148
--------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.1%
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                   KTS      627           $      594,083
--------------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    BBVA Bancomer Capital Trust I, 10.5s, 2011 (Banks &
      Credit Cos.)##                                                 $    1,893           $    2,053,905
    Bepensa S.A., 9.75s, 2004 (Food & Beverage Products)                    479                  493,370
    Petroleos Mexicanos, 9.375s, 2008 (Oil Services)                      2,318                2,500,543
    United Mexican States, 8.375s, 2011                                   1,975                2,019,437
    United Mexican States, 8.125s, 2019                                     860                  819,150
    United Mexican States, 11.5s, 2026                                      678                  845,127
                                                                                          --------------
                                                                                          $    8,731,532
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.4%
    Government of New Zealand, 8s, 2006                            NZD    9,120           $    4,138,548
--------------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 4.75s, 2014                                  $    2,440           $    2,127,707
--------------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Republic of Peru, 4s, 2017                                       $    1,604           $    1,054,498
--------------------------------------------------------------------------------------------------------
  Russia - 0.1%
    Finance Ministry of Russia, 3s, 2003                             $    1,291           $    1,152,218
--------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##              $    1,454           $    1,541,240
--------------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                                       $    7,800           $    8,636,659
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $  105,453,543
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $927,560,270)                                               $  942,003,788
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    United Mexican States (Identified Cost, $0)*                      3,307,000           $       18,190
--------------------------------------------------------------------------------------------------------

Put Options Purchased
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Japanese Yen/November/125
      (Premiums Paid, $394,268)                                    JPY3,733,600           $       63,471
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 7.7%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Discount Note, 2.21s, due 12/11/01             $    8,800           $    8,778,391
    Federal Home Loan Bank Discount Note, 2.38s, due 11/09/01            25,590               25,576,466
    Ford Motor Credit Corp., 2.80s, due 11/14/01                         37,789               37,750,791
    Student Loan Marketing Association Discount Note,
      2.46s, due 11/01/01                                                 1,729                1,729,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   73,834,648
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,001,789,186)                                       $1,015,920,097
--------------------------------------------------------------------------------------------------------

Put Options Written
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Japanese Yen/November/125
      (Premiums Received, $238,950)                                JPY3,733,600           $      (63,471)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (5.9)%                                                      (56,861,489)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $  958,995,137
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
            AUD = Australian Dollars          GBP = British Pounds
            CAD = Canadian Dollars            JPY = Japanese Yen
            DKK = Danish Kroner               NZD = New Zealand Dollars
            EUR = Euro                        KTS = Kazakhstan Tenge

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,001,789,186)        $1,015,920,097
  Investments of cash collateral for securities loaned,
    (at value and identified cost)                                  215,476,176
  Receivable for investments sold                                    75,173,438
  Net receivable for forward foreign currency exchange
    contracts                                                         3,713,553
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      106,854
  Interest receivable                                                17,571,463
  Other assets                                                           14,404
                                                                 --------------
      Total assets                                               $1,327,975,985
                                                                 --------------
Liabilities:
  Payable to custodian                                           $       15,859
  Payable to dividend disbursing agent                                   62,809
  Collateral for securities loaned, at value                        215,476,176
  Payable for fund shares reacquired                                    304,279
  Payable for investments purchased                                 149,621,875
  Net payable for forward foreign currency exchange
    contracts                                                           235,534
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                    2,639,030
  Written options outstanding, at value (premiums
    received, $238,950)                                                  63,471
  Payable to affiliates -
    Management fee                                                       18,453
    Transfer and dividend disbursing agent fee                           17,621
  Accrued expenses and other liabilities                                525,741
                                                                 --------------
      Total liabilities                                          $  368,980,848
                                                                 --------------
Net assets                                                       $  958,995,137
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $  992,975,845
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  15,240,963
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (47,530,715)
  Accumulated distributions in excess of net investment
    income                                                           (1,690,956)
                                                                 --------------
      Total                                                      $  958,995,137
                                                                 ==============
Shares of beneficial interest outstanding (202,648,016
  issued, less 75,512,700 treasury shares)                         127,135,316
                                                                   ===========
Net asset value (net assets / shares of beneficial
  interest outstanding)                                               $7.54
                                                                      =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 69,876,039
    Dividends                                                            78,152
                                                                   ------------
      Total investment income                                      $ 69,954,191
                                                                   ------------
  Expenses -
    Management fee                                                 $  6,957,736
    Trustees' compensation                                              178,900
    Transfer and dividend disbursing agent fee                          213,625
    Administrative fee                                                  104,997
    Investor communication expense                                      398,636
    Custodian fee                                                       382,652
    Auditing fees                                                        39,408
    Postage                                                              58,610
    Printing                                                             56,509
    Legal fees                                                           11,746
    Interest expense                                                      4,257
    Registration fees                                                   161,346
    Miscellaneous                                                        58,038
                                                                   ------------
      Total expenses                                               $  8,626,460
    Fees paid indirectly                                               (111,589)
                                                                   ------------
      Net expenses                                                 $  8,514,871
                                                                   ------------
        Net investment income                                      $ 61,439,320
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  9,982,018
    Written option transactions                                          (1,856)
    Foreign currency transactions                                    (4,020,784)
                                                                   ------------
        Net realized gain on investments and foreign currency
          transactions                                             $  5,959,378
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 48,784,095
    Written options                                                   1,032,144
    Translation of assets and liabilities in foreign currencies       4,756,323
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 54,572,562
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 60,531,940
                                                                   ------------
          Increase in net assets from operations                   $121,971,260
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                  2001                          2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $ 61,439,320               $ 64,536,392
  Net realized gain (loss) on investments and foreign
    currency transactions                                             5,959,378                (27,345,281)
  Net unrealized gain on investments and foreign currency
    translation                                                      54,572,562                  2,628,300
                                                                   ------------               ------------
    Increase in net assets from operations                         $121,971,260               $ 39,819,411
                                                                   ------------               ------------
Distributions declared to shareholders -
  From net investment income                                       $(61,231,925)              $(42,804,474)
  From paid-in capital                                                     --                  (27,519,561)
                                                                   ------------               ------------
    Total distributions declared to shareholders                   $(61,231,925)              $(70,324,035)
                                                                   ------------               ------------
Trust share (principal) transactions -
  Cost of shares reacquired                                        $ (7,552,898)              $(40,697,949)
                                                                   ------------               ------------
    Total increase (decrease) in net assets                        $ 53,186,437               $(71,202,573)
Net assets:
  At beginning of year                                              905,808,700                977,011,273
                                                                   ------------               ------------
  At end of year (including distributions in excess of net
    investment income and accumulated undistributed net
    investment income of $1,690,956 and $3,683,141,
    respectively)                                                  $958,995,137               $905,808,700
                                                                   ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                  2001               2000            1999            1998           1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                   $ 7.06             $ 7.25          $ 7.75          $ 7.76         $ 7.82
                                                      ------             ------          ------          ------         ------
Income from investment operations# -
  Net investment income                               $ 0.48             $ 0.49          $ 0.49          $ 0.51         $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        0.48              (0.20)          (0.53)          (0.01)         (0.05)
                                                      ------             ------          ------          ------         ------
      Total from investment operations                $ 0.96             $ 0.29          $(0.04)         $ 0.50         $ 0.49
                                                      ------             ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.49)            $(0.33)         $(0.45)         $(0.46)        $(0.54)
  In excess of net realized gain on investments
    and foreign currency transactions                   --                 --              --              --            (0.04)
  From paid in capital                                  --                (0.21)          (0.05)          (0.05)          --
                                                      ------             ------          ------          ------         ------
      Total distributions declared to
        shareholders                                  $(0.49)            $(0.54)         $(0.50)         $(0.51)        $(0.58)
                                                      ------             ------          ------          ------         ------
Net increase from repurchase of capital shares        $ 0.01             $ 0.06          $ 0.04          $ --  +        $ 0.03
                                                      ------             ------          ------          ------         ------
Net asset value - end of year                         $ 7.54             $ 7.06          $ 7.25          $ 7.75         $ 7.76
                                                      ------             ------          ------          ------         ------
Per share market value - end of year                  $6.950             $6.375          $6.250          $6.938         $7.000
                                                      ======             ======          ======          ======         ======
Total return at market value                           16.93%             10.95%          (2.92)%          6.56%          6.46%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            0.93%              0.95%           0.93%           0.91%          0.91%
  Net investment income                                 6.62%              6.93%           6.57%           6.59%          6.92%
Portfolio turnover                                        72%                93%             85%            184%           213%
Net assets at end of period (000,000 Omitted)           $959               $906            $977          $1,091         $1,098

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 + Per share amount was less than $0.01.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Trust (the trust) is a non-diversified series of MFS Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Option contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2001, the value of securities loaned was $211,197,790. These loans were collateralized by cash of $215,476,176 which was invested in the following short-term obligations:

ISSUER                                               SHARES               VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    215,476,176        $215,476,176

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trust's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended
October 31, 2001, accumulated undistributed net investment income decreased by $5,581,492, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $6,574,669 and paid-in capital decreased by $993,177 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $47,525,556 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

              EXPIRATION DATE                             AMOUNT
              --------------------------------------------------
              October 31, 2002                       $ 3,662,159
              October 31, 2003                         6,526,984
              October 31, 2004                           645,525
              October 31, 2006                        13,874,621
              October 31, 2007                        11,376,973
              October 31, 2008                        11,439,294
                                                     -----------
                  Total                              $47,525,556
                                                     ===========

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.65% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $55,443 for the year ended October 31, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                     $514,239,738        $531,053,159
                                               ------------        ------------
Investments (non-U.S. government securities)   $144,699,893        $142,592,912
                                               ------------        ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,001,794,350
                                                                --------------
Gross unrealized appreciation                                   $   29,427,123
Gross unrealized depreciation                                      (15,301,376)
                                                                --------------
    Net unrealized appreciation                                 $   14,125,747
                                                                ==============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 202,648,016 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                            YEAR ENDED              YEAR ENDED
                                      OCTOBER 31, 2001        OCTOBER 31, 2000
                                 ---------------------  ----------------------
                                    SHARES      AMOUNT     SHARES       AMOUNT
------------------------------------------------------------------------------
Treasury shares reacquired       1,151,500  $7,552,898  6,476,000  $40,697,949
                                 ---------  ----------  ---------  -----------

In accordance with the provisions of the trust's prospectus, 1,151,500 shares of beneficial interest were purchased by the trust during year ended October 31, 2001, at an average price per share of $6.56 and a weighted average discount of 8.63% per share. The trust repurchased 6,476,000 shares of beneficial interest during the year ended October 31, 2000, at an average price per shares of $6.28 and a weighted average discount of 11.46% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $11,097 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The trust had no significant borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                          NUMBER OF                    PREMIUMS
                                          CONTRACTS                    RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of year                    2                 $   573,723
Options written                                   3                   1,134,229
Options terminated in closing transactions       (3)                 (1,057,435)
Options expired                                  (1)                   (411,567)
                                                  --                -----------
Outstanding, end of year                          1                 $   238,950
                                                  ==                ===========

At October 31, 2001, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                      CONTRACTS TO                IN         CONTRACTS        APPRECIATION
         SETTLEMENT DATE           DELIVER/RECEIVE      EXCHANGE FOR          AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                12/18/01  AUD              604,326      $    310,019      $    302,958         $    7,061
                12/18/01  EUR           49,641,842        45,791,320        44,556,928          1,234,392
                12/18/01  GBP                4,156             6,088             6,021                 67
                12/18/01  JPY        7,592,668,801        64,610,395        62,159,623          2,450,772
                12/18/01  NZD            2,252,570           946,079           924,818             21,261
                                                        ------------      ------------         ----------
                                                        $111,663,901      $107,950,348         $3,713,553
                                                        ============      ============         ==========
Purchases
                12/18/01  CAD            4,540,333      $  2,898,254      $  2,860,745         $  (37,509)
                12/18/01  DKK            8,082,363           984,933           974,313            (10,620)
                12/18/01  EUR           14,988,664        13,595,926        13,453,345           (142,581)
                12/18/01  GBP            2,748,707         4,026,856         3,982,032            (44,824)
                                                        ------------      ------------         ----------
                                                        $ 21,505,969      $ 21,270,435         $ (235,534)
                                                        ============      ============         ==========

At October 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $57,735 with Merrill Lynch and $49,119 with Warburg Dillon Read and a net payable of $837,817 with CS First Boston, and $1,801,213 with Deutsche Bank.

At October 31, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Intermediate Income Trust (the "trust"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

-------------------------------------------------------------------------------

MFS(R) INTERMEDIATE INCOME TRUST

TRUSTEES                                                 CHAIRMAN AND PRESIDENT
Marshall N. Cohan+(1) - Private Investor                 Jeffrey L. Shames*

Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac            PORTFOLIO MANAGERS
Surgery, Brigham and Women's Hospital;                   Stephen C. Bryant*
Professor of Surgery, Harvard Medical School             Steven E. Nothern*

The Hon. Sir J. David Gibbons, KBE+ (2) - Chief          TREASURER
Executive Officer, Edmund Gibbons Ltd.;                  James O. Yost*
Chairman, Colonial Insurance Company, Ltd.
                                                         ASSISTANT TREASURERS
Abby M. O'Neill+(2) - Private Investor                   Mark E. Bradley*
                                                         Robert R. Flaherty*
Walter E. Robb, III+(1) - (Principal, Robb               Ellen Moynihan*
Associates) (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              SECRETARY
(office services)                                        Stephen E. Cavan*

Arnold D. Scott* - Senior Executive Vice                 ASSISTANT SECRETARY
President and Director, MFS Investment                   James R. Bordewick, Jr.*
Management
                                                         TRANSFER AGENT, REGISTRAR, AND
Jeffrey L. Shames* - Chairman and Chief                  DIVIDEND DISBURSING AGENT
Executive Officer, MFS Investment Management             State Street Bank and Trust Company
                                                         c/o MFS Service Center, Inc.
J. Dale Sherratt+(1) - President, Insight                P.O. Box 9024
Resources, Inc. (acquisition planning                    Boston, MA 02205-9824
specialists)                                             1-800-637-2304

Ward Smith+(1) - Private Investor                        CUSTODIAN
                                                         State Street Bank and Trust Company
INVESTMENT ADVISER
Massachusetts Financial Services Company                 AUDITORS
500 Boylston Street                                      Deloitte & Touche LLP
Boston, MA 02116-3741

  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) INTERMEDIATE INCOME TRUST                                  ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                            MINCE-2  12/01  76M